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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           March 7, 2001
                                                 -------------------------------

                       Credit Management Solutions, Inc.
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            (Exact name of registrant as specified in its charter)

          Delaware                      0-21735                  52-1549401
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

    135 National Business Parkway, Annapolis
              Junction, Maryland                                   20701
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    (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code         (301) 362-6000
                                                   -----------------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

     On March 7, 2001, Credit Management Solutions, Inc. (the "Company") issued a press release announcing results for the fourth quarter and fiscal year ending December 31, 2000. The Company also announced in that press release that Miles Grody had resigned as a member of the Company's Board of Directors, and departed from his positions as President of the Company's Credit Systems, Inc. subsidiary and a Senior Vice President of the Company, effective March 2, 2001. A copy of the Company's press release is attached to this current report on Form 8-K. Such press release is incorporated by reference into this Item 5 and the foregoing description of such press release is qualified in its entirety by reference to such exhibit.

     The above-referenced statements may contain forward-looking statements that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Expressions of future goals and similar expressions reflecting something other than historical fact are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. These forward-looking statements involve a number of risks and uncertainties, which are described in the Company's filings with the Securities and Exchange Commission. The actual results may differ materially from any forward-looking statements due to such risks and uncertainties. The Company undertakes no obligations to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.

          99.1 Press Release issued March 7, 2001, by Credit Management Solutions, Inc.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       Credit Management Solutions, Inc.
                                       --------------- -------------------------
                                                      (Registrant)


     March 7, 2001                     By  /s/ Scott L. Freiman
-----------------------                   --------------------------------------
         Date                              Scott L. Freiman
                                           Chief Executive Officer





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                                 EXHIBIT INDEX

Exhibit
Number        Description

99.1          Press Release issued March 7, 2001, by Credit Management
              Solutions, Inc.